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                             CONSULTING AGREEMENT
                                   BETWEEN
                              CHRYSOLITH, L.L.C.
                                     AND
                                  LEE YOUNG


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1. ENGAGEMENT...............................................................1


2. TERM.....................................................................1


3. COMPENSATION.............................................................1


4. DUTIES...................................................................1


5. CONSULTANT'S INDEPENDENCE................................................2


6. REPORTING................................................................2


7. EXTENT OF SERVICES.......................................................2


8. ETHICAL CONDUCT..........................................................2


9. WORKING FACILITIES.......................................................2


10. DISCLOSURE OF INFORMATION...............................................2


11. EXPENSES................................................................2


12. UNAVAILABILITY..........................................................3


13. DISABILITY..............................................................3


14. TERMINATION WITH CAUSE..................................................3


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15. DEATH DURING ENGAGEMENT.................................................3


16. ARBITRATION.............................................................3


17. NOTICES.................................................................4


18. WAIVER OF BREACH........................................................4


19. ASSIGNMENT..............................................................4


20. AMENDMENT...............................................................4


21. BINDING ON SUCCESSORS AND ASSIGNS.......................................4


22. GOVERNING LAW...........................................................4


23. ENTIRE AGREEMENT........................................................4


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                              CONSULTING AGREEMENT

     Chrysolith, L.L.C. (THE COMPANY), a Louisiana limited liability company,

represented by its manager whose signature is authorized by TransWorld Gaming

Corporation as evidenced by the countersignature of its President, Stanley

Kohlenberg, and Lee J. Young (CONSULTANT) agree as follows:


     1. ENGAGEMENT. The Company engages Consultant and the Consultant accepts engagement upon the terms and conditions of this Agreement.


     2. TERM. The term of this Agreement begins on January 1, 1997. Consultant's engagement shall continue until December 31, 2001; provided however, that in the event the Company's video gaming license is terminated during the term of this agreement as a result of revision in State or Local gaming laws, this Agreement shall terminate on the last day the Company operates its video draw poker parlor.


     3. COMPENSATION. The Company shall pay Consultant a basic fee of $8,333.33 each month during the Agreement's term.


     4. DUTIES. Consultant shall serve as the Company's principal advisor on the Louisiana gaming industry, identify and engage personnel, identify and engage bookkeepers, identify and engage attorneys, supervise and direct the activities of all consultants, and perform all other duties appropriate to advancing the Company's affairs. The Company may extend or curtail from time to time Consultant's precise services. Consultant shall determine his times of availability to the Company, but shall devote such time as required to successfully complete the engagement.


     5. CONSULTANT'S INDEPENDENCE.

     (a) The Company recognizes that Consultant may perform services for others or for his personal benefit concurrently with his performance under this Agreement.

     (b) The Company shall direct and control the assignment of tasks to Consultant, subject to Consultant's right to perform services at his own premises and during such hours as he may select.


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     (c)  Consultant shall exercise his own professional judgement in the performance of his services.

     (d) Consultant shall use his best efforts to advance the Company's goals.


     6. REPORTING. Consultant shall make periodic reports on the Company's operations and progress to its members.


     7. EXTENT OF SERVICES. Consultant shall devote a reasonable portion of his vocational time, attention, and energies to the Company's business. Consultant shall have the right to delegate a portion of his duties to an assistant of his own choosing and make a concomitant reduction of his time devoted to the Company's affairs. Should Consultant take this step, the Company shall pay the assistant as directed by Consultant, reducing Consultant's compensation in the same amount.


     8. ETHICAL CONDUCT. Consultant represents that no prior contract prohibits his execution of this Agreement or impedes the performance of the duties herein undertaken. Consultant agrees that he will not offer or employ in the course of his services to the Company confidential information wrongfully obtained from others.


     9. WORKING FACILITIES. The Company shall provide Consultant with an office, stenographic assistance, and such other facilities and services ordinarily required for a person in his position and appropriate for the performance of his duties. In addition, the Company shall provide Consultant with a vehicle of his choice for his use during the term of this Agreement.
The Company shall also pay for Consultant's hospitalization and medical expense or premiums to the extent it provides such benefits to any other consultant or employee.


     10. DISCLOSURE OF INFORMATION. Consultant shall preserve all trade secrets of the Company.


     11. EXPENSES. Consultant may incur reasonable expenses for promoting the Company's business, including expenses for travel and similar items. The Company will reimburse Consultant for all such expenses authorized by the Company upon Consultant's periodic presentation of an itemized account of these expenditures.


     12. UNAVAILABILITY. Consultant shall be entitled to a period during the calendar year in which he will be unavailable to consult with or otherwise perform services for the


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Company. This period shall extend for eight (8) weeks, during which time he shall receive full compensation. Consultant shall co-ordinate this unavailability period with the managing partners. Unavailability time not claimed or fully utilized during any year shall accrue and carry forward to the following year or years. Consultant may, with the consent of the Company's managing partners, make himself unavailable for longer periods of time; but his compensation shall be reduced in such event in proportion to the ratio that the number of working days bears to the number of days actually worked. Consultant will make himself available for service to the Company on weekends and during the evenings as required.


     13. DISABILITY. The Company shall reduce in half Consultant's compensation payable thereafter if he cannot perform his services by reason of illness or other incapacity for a period of more than thirty (30) consecutive days. The Company shall reinstate Consultant's basic compensation upon his return to full engagement and discharge of his full duties.


     14. TERMINATION WITH CAUSE. The Company may terminate Consultant in the event of (a) continued insubordination, (b) habitual intemperance,
(c) persistent inattention to business, (d) commission of a crime involving moral turpitude, and (e) disability continuing for more than one hundred twenty (120) days during the calendar year.


     15. DEATH DURING ENGAGEMENT. Should Consultant die during the term of engagement, the Company shall pay to his widow, if any, the basic compensation otherwise payable to Consultant for a period of three (3) months. No portion of this widow's benefit shall inure to the benefit of Consultant's estate or any heir or survivor other than his widow.


     16. ARBITRATION. Any controversy or claim between the parties arising out of, or relating to this Agreement, or the breach thereof shall be settled by arbitration in the City of Lake Charles, Louisiana in accordance with the rules then obtaining of the American Arbitration Association, and judgement upon the award rendered may be entered and enforced in any court having jurisdiction thereof.


     17. NOTICES. Any notice required or desired to be given under this Agreement shall be deemed given if in writing sent by certified mail to Post Office Box 1418, Lake Charles in the case of Consultant, or to its principal office in case of the Company.


     18. WAIVER OF BREACH. The waiver by the Company of a breach of any provision of this Agreement by Consultant shall not operate or be construed as a waiver of any subsequent breach by Consultant. No waiver shall be valid unless in writing and signed by an authorized officer of the Company.


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     19. ASSIGNMENT. Consultant acknowledges that the services to be rendered by him are unique and personal. Accordingly, Consultant may not assign any of his rights or delegate any of his duties or obligations under this Agreement.


     20. AMENDMENT. No modification, amendment, addition to, or termination of this Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by both parties.


     21. BINDING ON SUCCESSORS AND ASSIGNS. The agreement shall be binding on the parties, their distributees, legal representatives or successors.


     22. GOVERNING LAW. This agreement shall be governed by the laws of the State of Louisiana.


     23. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties. It supercedes all prior negotiations or understandings between the parties.


     In witness whereof the parties have executed the Agreement of the 15th day of July, 1996.



                                       CHRYSOLITH, L.L.C.


                                       BY: /s/ Lee J. Young
                                           -----------------------------------
                                           Lee J. Young, Manager


                                           /s/ Lee J. Young
                                           -----------------------------------
                                           LEE J. YOUNG, CONSULTANT



                                       TRANSWORLD GAMING CORPORATION


                                       BY: /s/ Stanley Kohlenberg
                                           -----------------------------------
                                           Stanley Kohlenberg, President



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